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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report July 12, 2001


                             LARGO VISTA GROUP, LTD.
             (Exact Name of Registrant as Specified in its Charter)



                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


         SEC  000-30426                             760434540
         --------------                             ---------
    (Commission File Number)            (I.R.S. Employer Identification No.)


    4570 Campus Drive, Newport Beach, Ca 92660
    -------------------------------------------
    (Address of Principal Executive Offices)               (Zip Code)


                                 (949) 252-2180
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)







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Item 2.  Acquisition or disposition of assets





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Largo Vista Group Ltd.
                                  ---------------------------------------
                                  (Registrant)

Dated: July 12, 2001              By: /s/ Daniel Mendez
                                     ------------------------------------
                                  Name: Daniel Mendez
                                  Title: President






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                            STOCK PURCHASE AGREEMENT


                                     BETWEEN



                                   UNIKO-LINE

                                       AND

                             LARGO VISTA GROUP, LTD.


                               DATED JUNE 29, 2001




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                            STOCK PURCHASE AGREEMENT


THIS STOCK PURCHASE AGREEMENT ("AGREEMENT") IS MADE AS OF JUNE 29, 2001, BY UNIKO-LINE, WITH ITS PRINCIPAL PLACE OF BUSINESS AT 15, BOLSHOY SERGIEVSKIY PEREULOK, STR. 1, SUITE 3, MOSCOW, RUSSIAN FEDERATION 103045 AND OR ITS ASSIGNS, ("BUYER"), AND LARGO VISTA GROUP, LTD., A NEVADA CORPORATION, WITH THEIR PRINCIPAL PLACES OF BUSINESS AT 4570 CAMPUS DRIVE, NEWPORT BEACH, CALIFORNIA 92660, ("SELLER").


                                    RECITALS

Seller desire to sell, and Buyer desires to purchase, all of the issued and outstanding shares (the "Shares") of capital stock of Everlasting International Ltd., a Nevada corporation (the "Company or Corporation"), for the consideration and on the terms set forth in this Agreement.

The parties, intending to be legally bound, agree as follows:

1.       DEFINITIONS

1.1      "ACQUIRED COMPANIES"- the Company and their Subsidiaries, collectively.

1.2 "ACQUISITION COMPANY" - in the event of an assignment of a majority and controlling shares herein, any entity that is in the financial services or corporate formation business or otherwise compatible with Seller's or Buyer's businesses and has a similar or greater financial strength to that of Buyer. In the event of assigning a minority interest, then any entity would qualify.

1.3      "APPLICABLE CONTRACT" - any Contract

         (a)      under which an Acquired Company has or may acquire any rights,

         (b) under which an Acquired Company has or may become subject to any obligation or liability, or

         (c) by which an Acquired Company or any of the assets owned or used by it is or may become bound.

1.4 "AMENDMENT" - any substantive change to any material term of this Agreement. Any change, modification, alteration, deletion, addition or the like to this written Agreement, whether it is a substantive change to any material term herein or not, must be in writing and signed by the parties hereto to have any effect against a party hereto.

1.5 "BEST EFFORTS" - the efforts that a prudent Person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as possible provided, however, that an obligation to use Best Efforts under this Agreement dose not require the Person subject to that obligation to take actions that would result in a materially adverse change in the benefits to such Person of this Agreement and the Contemplated Transactions.


                                       2


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1.6      "BREACH" - a Breach of a representative, warranty, covenant, obligation, or other provision of this Agreement or any instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been

         (a) any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision, or

         (b) any claim (by any Person) or other occurrence or was inconsistent with such representation, warranty, covenant, obligation, or other provision, and

         (c) the term Breach means any such inaccuracy, breach, failure, claim, occurrence, or circumstances.

1.7      "BUYER" - as defined in the first paragraph of this Agreement.

1.8 "CLOSING" - is the date that the initial funding of the purchase price is paid in the amount of $100.00 and is scheduled herein to take place on or before the 29th day of June 2001.

1.9 "CLOSING DATE" - is June 29, 2001. This will be the effective purchase date as soon as Closing is completed.

1.10     "COMPANY" - as defined in the Recitals of this Agreement.

1.11 "CONSENT" - any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

1.12 "CONTEMPLATED TRANSACTIONS" - all of the transactions contemplated by this Agreement, including:

         (a)      the sale of the Shares by Seller to Buyer;

         (b) the performance by Buyer and Seller of their respective covenants and obligations under this Agreement; and

         (c) Buyer's acquisition and ownership of the Shares and exercise of control over the Acquired Companies.

1.13 "ENCUMBRANCE" - any change, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting transfer, receipt of income, or exercise of any other attribute of ownership.

1.14 "GAAP" - generally accepted United States accounting principles, applied on a basis consistent with the basis on which the Balance Sheet and the other financial statements referred to in Section 2.1 (d) were prepared.

1.15 "GOVERNMENTAL AUTHORIZATION" - any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.


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1.16     "GOVERNMENTAL BODY" - any:

         (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

         (b)      federal, state, local municipal, foreign, or other government;

         (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

         (d)      multi-national organization or body; or

         (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

1.17 "KNOWLEDGE" - an individual will be deemed to have "Knowledge" of a particular fact or other matter if:

         (a) such individual is actually aware of such fact or other matter; or

         (b) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter.

         A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.

1.18 "LEGAL REQUIREMENT" - any republic, commonwealth, country, federal, state, local, municipal, foreign, international, multinational, governmental administrative order, constitution, law, ordinance, act, regulation, statute, or treaty affecting or imposed upon the parties hereto, including all Subsidiaries, and including any action or decision of a Court of competent jurisdiction directed at the parties hereto or any of the Subsidiaries and whether or not civil or common law principals are applied.

1.19 "ORDER" - any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

1.20 "ORDINARY COURSE OF BUSINESS" - an action taken by a Person is be deemed to have been taken in the "Ordinary Course of Business" only if:

         (a) such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

         (b) such action is not required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority) [and is not required to be specifically authorized by the parent company (if any) of such Person]; and

         (c) such action is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

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1.21     "ORGANIZATIONAL DOCUMENTS" - include:

         (a) the articles or certificate of incorporation and the bylaws of a corporation;

         (b) the partnership agreement and any statement of partnership of a general partnership;

         (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership;

         (d) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and

         (e)      any amendment to any of the foregoing.

1.22 "PERSON" - any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental body.

1.23 "PROCEEDING" - any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

1.24     "RELATED PERSON" - with respect to a particular individual:

         (a)      each member of such individual's Family;

         (b) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family;

         (c) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest; and

         (d) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity).

         (e)      With respect to a specific Person other than an individual:

                  (i) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

                  (ii) any Person that holds a Material Interest in such specified Person;

                  (iii) each Person that serves as a director, officer, partners, executor, or trustee of such specified Person (or in a similar capacity);

                  (iv) any Person in which such specified Person holds a Material Interest;

                  (v) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and

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                  (vi)     any Related Person of any individual described in
                           clause (b) or (c). For purposes of this definition:

                           A) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse [and former spouses], (iii) any other natural person who is related to the individual or the individual's spouse within the second degree, and (iv) any other natural person who resides with such individual, and

                           B) "Material Interest" means direct or indirect beneficial ownership of voting securities or other voting interests representing at least 5% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 5% of the outstanding equity securities or equity interests in a Person.

1.25 "REPRESENTATIVE" - with respect to a particular Person, is any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisor.

1.26     "SELLER" - as defined in the first paragraph of this Agreement.

1.27     "SHARES" - as defined in the Recital of this Agreement.

1.28 "SUBSIDIARY" - with respect to any Person (the "Owner"), any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Company.

1.29 "TAX" - any tax (including any income tax, tax on capital gains, excise tax, value-added tax, sales tax, property tax, gift tax, or estate tax), levy, assessment, tariff, duty (including any customs duty), deficiency, or other fee, and any related charge or amount (including any fine, penalty, interest, or addition to tax), imposed, assessed, or collected by or under the authority of any Governmental Body or payable pursuant to any tax-sharing agreement or any other Contract relating to the sharing or payment of any such tax, levy, assessment, tariff, duty, deficiency, or fee.

1.30 "TAX RETURN" - any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

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1.31     "THREATENED" - a claim, proceeding, dispute, action, or other matter will be deemed to have been "Threatened" if any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing), or if any other event has occurred or any other circumstances exist, that would lead a prudent Person to conclude that such a claim, Proceeding, dispute, action, or other mater is likely to be asserted, commenced, taken, or otherwise pursued in the future.

2.       SALE AND TRANSFER OF SHARES; CLOSING

2.1 Seller will receive from Buyer One Hundred Dollars ($100.00), and other good and valuable consideration, payable on the closing date in U.S. Dollars. For the purposes of this Agreement the terms shall be as follows:

         a) STRUCTURE AND PURCHASE PRICE. Buyer agrees to purchase one hundred percent (100%) of the issued and outstanding shares of common stock of Everlasting International Ltd., a Nevada corporation, consisting of ten million (10,000,000) shares. Everlasting shall not retain any ownership interest of any sort or kind whatsoever.

         b) CLOSING DATE. The "Closing" referred to herein is the day funding is performed pursuant to this Agreement, and Closing will be no later than June 29, 2001.

         c) ASSETS. Assets to be acquired include all assets to which Everlasting holds legal or equitable title, or both.

         d) PROFITS/LOSSES. It is understood and agreed by the parties that all profits earned or losses incurred for the period From April 1, 2001 through and including the date of Closing shall remain with the Company. Profits and losses of all Subsidiaries are included herein. Profits and losses are calculated using generally accepted accounting principals
                  (GAAP). Sellers further agree to act in good faith in assuring that the profits are maintained at the levels sustained over the prior two years

         e) ASSIGNMENT. It is understood and agreed by the parties hereto that Buyer may assign its rights under this agreement to any entity with the prior written approval of Seller, which approval shall not be unreasonably withheld.

2.2. ASSETS INCLUDED IN SALE. Assets of the Corporation to be acquired by Buyer in the purchase of the Shares include, but are not limited to, all software, trade name, logos, copyrights, trademarks, shelf companies, accounts receivable, work in process, furniture, office equipment, computers, records, contracts and such other supplies and incidentals as agreed upon and listed prior to closing. Seller represents that such assets include all assets maintained by Seller as of June 29, 2001 plus all acquired assets to date of Closing, with the exception of any assets that may have been exchanged for new assets in the ordinary course of business and that the items would be important to the future continuity and growth of the Seller.

2.3 LIABILITIES AND INDEMNIFICATION. It is expressly agreed and understood that Buyer assumes total liability for any and all outstanding obligations of the Seller in existence at the time of closing. Any unsecured personal property taxes, rents, insurance, deposits and similar expenses shall be prorated at closing. Buyer shall indemnify and hold Seller harmless from and against any and all claims that are made for any liability relating to acts, omissions or material misrepresentations of Seller or its agents relating to Seller.

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2.4      REPRESENTATIVES AND WARRANTIES OF SELLER. Seller, jointly and severally, represents and warrants that:

         a) Pro Forma statements for the past 2 years fairly represent the financial position of the Business.

         b) Since the date of the latest pro forma statement mentioned above, there have not been any substantive changes in the financial conditions of the operation of the business.

         c) The Buyer shall have the right to conduct a due diligence review of records of Seller prior to Closing. Cost of due diligence review shall be borne by Buyer.

3.       SHARES

Subject to the terms and conditions of this Agreement, at the closing, Seller will sell and transfer and deliver all shares to Buyer, and Buyer will purchase and receive the shares from Seller.

3.1 PURCHASE PRICE. The purchase price (the "Purchase Price") for the Shares will be US$100.00 plus other good and valuable consideration.

3.2 CLOSING. The purchase and sale (the "Closing") provided for in this Agreement will take place at the offices of Seller at 5:00 p.m. (local time) on June 29, 2001 or at such other time and place as the parties may agree. Failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this Section 3.2 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

3.3      CLOSING OBLIGATIONS.  At the Closing:

         a)       Seller will deliver to Buyer:

                  (i) Certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers), with signatures guaranteed by a commercial bank for transfer to Buyer;

         b)       Buyer will deliver to Seller:

                  (i) a bank cashier's or certified check payable to the order of Largo Vista Group Ltd. in the amount of US$100.00;

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4.   REPRESENTATIONS AND WARRANTIES OF PARTIES

4.1      STOCK OF CORPORATION

         a) CAPITAL STRUCTURE. The authorized capital stock of Corporation consists of 25,000,000 shares of common stock, of which 10,000,000 shares (the shares) are issued and outstanding. All the Shares are validly issued, fully paid, and nonassessable, and such shares have been so issued in full compliance with all federal and state securities laws. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Corporation to issue or to transfer from treasury any additional shares of its capital stock of any class.

         b) TITLE TO SHARES. Seller is the sole shareholder and owner, beneficially and of record, of all the shares of Corporation free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions.

4.2      PRO FORMA STATEMENTS

         a) Exhibit "A" to this agreement sets forth the Pro Forma computations of Everlasting International, Ltd. as of March 31, 2001. The pro forma statements in Exhibit "A" are referred to as the financial statements. The pro forma statements have been prepared in accordance with generally accepted accounting principles consistently followed by Corporation throughout the periods indicated, and fairly present the financial position of Corporation as the respective dates of the balance sheets included in the financial statements, and the results of its operations for the respective periods indicated.

4.3      CLAIMS AND LIABILITIES

         a) DEBTS, OBLIGATIONS, AND LIABILITIES. Exhibit "B" to this agreement contains a complete schedule of all liabilities and obligations of Corporation. The Corporation has not any debts, liabilities, or obligations of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that are not set forth in Exhibit "B".

4.4      LITIGATION

         a) Except as set forth in Exhibit "C", to the best knowledge of Seller, there is not pending or threatened, any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation against or affecting Corporation, or any of the business, assets, or financial condition. The matters set forth in Exhibit "C" if decided adversely to Corporation may result in a material adverse change in the business, assets, or financial condition of Corporation. Seller has furnished or made available to Buyer copies of all relevant court papers and other documents relating to the matters set forth in Exhibit "C". The Corporation is not in default with respect to any order, writ, injunction, or decrees of any federal, state, local, or foreign court, department, agency, or instrumentality. Except as set forth in Exhibit "C", neither Corporation nor Seller is presently engaged on any legal action to recover moneys due to them or damages sustained by any of them.

4.5      AUTHORITY AND CONSENTS

         a) Seller has the right, power, legal capacity, and authority to enter into, and perform its respective obligation under, this agreement, and no approvals or consents of any persons other than Seller are necessary in connection with it. The execution and delivery of this agreement by Corporation have been duly authorized by all necessary corporate action on the part of Corporation.

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4.6      CORPORATE DOCUMENTS

         a) Seller has furnished to Buyer for its examination (1) copies of the articles of incorporation and bylaws of Corporation;
                  (2) the minute books of Corporation containing all records required to be set forth of all proceedings, consents, actions, and meetings of the shareholders and boards of directors of Corporation; (3) permits, orders, and consents issued by the Nevada Commissioner of Corporations will respect to Corporation, or any security of either of them, and all applications for such permits, riders, and consents; and (4) the stock transfer books of Corporation setting forth all transfers of any capital stock.

4.7 SELLER'S REPRESENTATIONS AND WARRANTIES. To induce Buyer to purchase its stock, Seller jointly and severally represents and warrants the following:

         a) CORPORATION DULY ORGANIZED. Corporation is a business corporation organized in accordance with the laws of Nevada and is authorized to engage in any legal business.

         b) CORPORATION IN GOOD STANDING. Corporation is in good standing. All taxes currently due, including income and franchise taxes, have been paid. There are no pending actions or proceedings to limit or impair Corporation's power to engage in business or to dissolve Corporation.

         c) STOCK PROPERLY ISSUED. Sellers' shares constitute all the issued and outstanding shares of Corporation's stock. The shares have been properly issued and are fully paid and nonassessable.

         d) SHARES FREE OF LIENS OR ENCUMBRANCES. Sellers' shares are free of any liens, encumbrances, or agreements of any kind, including stockholders' agreements or voting trusts.

         e) CORPORATION'S FINANCIAL CONDITION. There is attached to this Agreement and made a part of it Corporation's most recent Pro Forma statements. There will be no changes in Corporation's financial condition as set out in the balance sheet between the date of the balance sheet and the closing of this transaction except for those changes that will normally occur in the regular course of Corporation's business.

         f) NO NEW CONTRACTS BEFORE CLOSING. Corporation will not enter into any new contracts or agreements between the date of this Agreement and the closing except in the regular course of business.

         g) NO DIVIDENDS. The Board of Directors of Corporation has not declared any dividends since the date of the balance sheet attached to this Agreement. There are no dividends unpaid that were declared in an earlier period. From the date of this Agreement to the closing, the Board of Directors of Corporation will declare no dividends.

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         h)       NO SALARY INCREASES; NO NEW EMPLOYEES. From the date of this
                  Agreement to the closing, Corporation will not increase any employee's salary or hire any new employee without first obtaining Buyer's written consent.

         i) OFFICERS AND DIRECTORS. Seller's officers and directors are the only officers and directors of Corporation. From the date of this Agreement to the closing, Sellers will not elect any other directors or appoint any other officers except as Buyer may direct in writing.

4.8      BUYER'S REPRESENTATIONS.

         a) Buyer has the right, power, legal capacity, and authority to enter into, and perform its respective obligation under, this agreement, and no approvals or consents of any persons other than Buyer are necessary in connection with it. The execution and delivery of this agreement by Buyer has been duly authorized by all necessary corporate action on the part of Buyer.

         b) Buyer represents and warrants that Buyer has inspected Corporation's premises, inventory, furnishings, fixtures, equipment, and other physical assets and knows their condition. Buyer further represents and warrants that Buyer has examined Corporation's books of account and other business records and is satisfied that they properly reflect Corporation's past and present earnings and financial condition. Buyer represents and warrants that Buyer has not relied upon any representations by Seller or others as to Corporation's past or present earnings or its prospects of future earnings.


5.  CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE

5.1 The obligations of Buyer to purchase the Shares of common stock under this agreement are subject to the satisfaction, at or before the Closing, of all the conditions set out below in this Article 5. Buyer may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer or any of its other rights or remedies, at law or in equity, if Seller or Corporation shall be in default of any of their representations, warranties, or covenants under this agreement. Failure of the Buyer to express dissatisfaction in writing to Seller prior to Closing shall constitute an unconditional waiver of any conditions.

         a) ACCURACY OF SELLER'S REPRESENTATIONS AND WARRANTIES. Except as otherwise permitted by this agreement, all representations and warranties by the Seller in this agreement, or in any written statement that shall be delivered to Buyer by any Seller under this agreement, shall be trust in all material respects on and as of the Closing Date as though made at that time.

5.2 PERFORMANCE BY SELLER. Seller shall have performed, satisfied and complied in all material respects with all covenants, agreements, and conditions required by this agreement to be performed or complied with by them, or any of them, on or before the Closing Date.

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5.3      NO MATERIAL ADVERSE CHANGE. During the period from April 1, 2001 to the
         Closing, there shall not have been any material adverse change in the financial condition or the results of operations of Corporation, and the Corporation shall not have sustained any material loss or damage to its assets, whether or not insured, that materially affects its ability to conduct a material part of its business.


6.       CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE; ESCROW OF SHARES

6.1 The obligations of Corporation to sell and transfer the Shares under this agreement are subject to the satisfaction, at or before the Closing, of all the following conditions. Corporation may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Corporation of any of its rights or remedies, at law or in equity, if Buyer should be in default of any of its representations, warranties, or covenants under this agreement. Failure of the Seller to express dissatisfaction in writing to Buyer prior to Closing shall constitute an unconditional waiver of any conditions.

         a) ACCURACY OF BUYER'S REPRESENTATIONS WARRANTIES. All representations and warranties by Buyer contained in this agreement or in any written statement delivered by Buyer under this agreement shall be true on and as of the Closing Date as though such representations and warranties were made on and as of that date.

         b) BUYER'S PERFORMANCE. Buyer shall have performed and complied with all covenants and agreements and satisfied all conditions that are required by his agreement to perform, comply with, or satisfy, before or at the Closing.

         c) ABSENCE OF LITIGATION. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this agreement or to its consummation, shall have been instituted or threatened on or before the Closing Date.

6.2 RISK OF LOSS OR DESTRUCTION. If Corporation's business is terminated before the closing by loss or damage caused by fire, wind, or other casualty, Buyer may terminate this Agreement and demand the return of any sums Buyer may have paid to Seller on account of the purchase price of Seller's shares. Upon return of those sums, this Agreement shall terminate and have no further effect, and Buyer and Seller shall have no further rights against each other. If the loss or damage is not sufficiently severe to terminate or interrupt Corporation's business, the purchase price of the shares shall be adjusted to represent the actual monetary loss to Corporation.

6.3 DOCUMENTS TO BE DELIVERED TO BUYER AT CLOSING. At the closing, Seller shall deliver to Buyer the following:

         a) STOCK CERTIFICATES. Certificates representing 10,000,000 shares of Corporation's common capital stock, indorsed for transfer in blank, with all necessary transfer tax stamps affixed;

         b) CORPORATE BOOKS AND RECORDS. Corporation's books of account and business records, minute book, stock transfer book, blank stock certificates, and seal;

         c) RESIGNATIONS. Resignations of Seller's officers and directors of Corporation; and

         d) AGREEMENTS. All agreements, contracts, and leases to which Corporation is a party.

7.   REMEDIES, ARBITRATION

7.1 Any controversy or claim arising out of, or relating to, this agreement, or the making, performance, or interpretation of it, shall be settled by arbitration under the commercial arbitration rules of the American Arbitration Association then existing, and judgment of the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

         a) Arbitrators shall be persons experienced in negotiating, making, and consummating acquisition agreements.

7.2 SPECIFIC PERFORMANCE AND WAIVER OF RESCISSION RIGHTS. Each party's obligation under this agreement is unique. If any party should default in its obligations under this agreement, the parties each acknowledge that it would be a simple matter to measure the resulting damages; accordingly, the non defaulting party or parties, in addition to any other available rights or remedies, may not sue in equity for specific performance, and the parties each expressly affirm the defense that a remedy in damages will be adequate. Notwithstanding any breach or default by any of the parties of any of their respective representations, warranties, covenants, or agreements under this agreement, if the purchase and sale contemplated by it shall be consummated at the Closing, each of the parties waives any rights that it or they may have to rescind this agreement or the transaction consummated by it; provided, however, that this waiver shall not affect any other rights or remedies available to the parties under this agreement or under the law.

7.3 RECOVERY OF LITIGATION COSTS. If any legal action or any arbitration or other proceeding is brought for the enforcement of this agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

7.4 DEFAULTS PERMITTING TERMINATION. If either Buyer or Seller materially defaults in the due and timely performance of any of its or their warranties, covenants, or agreements under this agreement, the non defaulting party or parties may on the closing date give notice of termination of this agreement, in the manner provided in this Agreement. The notice shall specify with particularity the default or defaults on which the notice is based. The termination shall be effective after the Closing Date, unless the specified default or defaults have been cured on or before this effective date for termination.

8. NATURE AND SURVIVAL REPRESENTATIONS AND OBLIGATIONS. The representations and warranties made by the parties to this agreement, and their respective obligations to be performed under its terms at or before the Closing Date, shall expire with, and be terminated and extinguished by, the Closing, and consummation of the Closing shall be conclusive evidence that each party is fully satisfied with the facts constituting the basis of the representations and warranties of the other parties and with the performance of their obligations. This paragraph shall not affect any obligation of any party under this agreement that is permitted to be performed, in whole or in part, after the Closing. All representations, warranties, covenants, and agreements of the parties contained in this agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall survive the Closing.

9. NOTICES. All notices, requests, demands, and other communications under this agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

         To Seller at: 4570 CAMPUS DRIVE, NEWPORT BEACH, CALIFORNIA 92660

         To Buyer at: 15, BOLSHOY SERGIEVSKIY PEREULOK, STR. 1, SUITE 3, MOSCOW, RUSSIAN FEDERATION 103045

         Any party may change its address for purposed of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same.

11. SECTION HEADINGS. The heading of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

12. WAIVER. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law,

13. EXCLUSIVE AGREEMENT AND MODIFICATION. This Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms and conditions of the Agreement between the parties with respect to its subject matter. This Agreement will not be amended except by a written agreement executed by the Buyer and Seller.

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

SELLER:                                         BUYER:

/s/ Daniel J. Mendez                            /s/ Tretyakov Sergey Vasilevich
----------------------------                    -------------------------------
Everlasting International, Ltd                  Tretyakov Sergey Vasilevich
A Nevada Corporation                            General Manager
Daniel J. Mendez, President                     Uniko-Line
                                                A Russian Company

                                   EXHIBIT "A"


                    Pro Forma Computations Largo Vista Group
                    ----------------------------------------



                             ATTACHMENT TO FORM 8-K



Introductory Paragraph
----------------------

On April 27, 2001 the company liquidated its Xinmao Natural Gas Operations, which was the sole Entity controlled by Everlasting International, Ltd. Everlasting was liquidated as well. The following pro forma computations illustrate the impact of this transaction as if it occurred on the first day of the Companies last fiscal year (January 1, 2000). Presented below is a Pro Forma Balance Sheet at March 31, 2001, Pro Forma Statement of Losses for the Year ended December 31, 2000, Pro Forma Statement of Loss for the three-month periods ended March 31, 2001.


The Pro Forma adjustments reflect the:

(1) Sale of Xinmao Natural Gas Operation for nominal consideration. In connection with the sale all debts of the enterprise were liquidated as part of the divestiture arrangement.

(2)      Extraction of Xinmao Income and expenses for the year ended December
         31, 2000.

(3)      Extraction of Xinamao Income and expenses for the first quarter of 2001


        PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET AT MARCH 31, 2000


Current Assets                                    Historical  Pro Forma         Pro Forma
                                                              Adjustments        Adjusted
Inventories                                    $    264,538    (1)-264,538     $          0
Advances to Suppliers                               275,792    (1)-275,792                0
Other                                               158,597    (1)-158,439              158
                                               -------------                   -------------
      Total                                         698,927                             158

Property and Equipment, Net                         793,095    (1)-793,095                0
Other                                                25,158    (1)- 25,158                0
                                               -------------                   -------------
       Total Assets                            $  1,517,180                    $        158
                                               =============                   =============

Current Liabilities
  Notes payable to banks                       $  1,644,927    (1)-1,644,927              0
  Other                                           2,082,728    (1)-1,732,418        350,310
  Due to affiliates                               1,798,637    (1)-1,798,637              0
                                               -------------                   -------------
        Total                                     5,526,292                         350,310

 Equity
    Common stock                                    218,805                         218,805
     Additional Paid in capital                  12,467,623                      12,467,623
     Accumulated Deficit                        (16,695,540)   (1)-3,658,960    (13,036,580)
                                               -------------                   -------------
                                                 (4,009,112                        (350,152)

          Total Liabilities and Stockholders   $  1,517,180                    $        158
            Equity                             =============                   =============


Pro Forma Consolidated Condensed Statement of Losses for the Year Ended December 31, 2000
-----------------------------------------------------------------------------------------

                                                                        Pro Forma          Pro Forma
                                                    Historical          Adjustments        Adjusted
Net Sales
  LPG                                               $   3,431,525      (2)-3,431,525     $           0
  Petroleum Shipment                                    6,706,498      (2)-6,706,498                 0
                                                    --------------                       --------------
                                                       10,138,023                                    0
Costs and Expenses
  LPG                                                   3,021,124      (2)-3,021,124                 0
  Petroleum Shipment                                    6,810,957      (2)-6,810,957                 0
  Selling and Administrative                            2,305,837      (2)-2,052,219           253,618
                                                    --------------                       --------------
                                                       12,137,918                              253,618

Loss from operations                                   (1,999,895)                            (253,618)

Interest Expense                                         (166,641)     (2)-166,641                   0
                                                    --------------                       --------------

Net Loss from Continuing Operations                    (2,166,536)                            (253,618)

Basic and Diluted Earnings Per share                $        (.01)                       $       (.001)

Gain on disposition of Everlasting Subsidiary                          (1)-3,658,960         3,658,960


Basic and Diluted Weighted average common shares      214,487,586                          214,487,586



      PRO FORMA CONSOLIDATED STATEMENT OF LOSSES FOR THE THREE MONTH PERIOD
                              ENDED MARCH 31, 2001


                                                      Historical       Pro Forma        Pro Forma
                                                                       Adjustments      Adjusted

Sales                                                 $  705,230       (3)-294,787     $  410,443
Cost of sales                                            742,257       (3)-341,850        400,407
                                                      -----------                       ----------
Gross Profit (loss)                                      (37,027)                          10,036

Expenses
  Selling and administrative                             374,123       (3)-334,335         39,788
  Depreciation                                            27,965       (3) -27,965
  Interest                                                31,967       (3) -31,967              -
                                                      -----------                       ----------
                                                         434,055                           39,788

      Net Loss                                        $ (471,082)                         (29,752)

Basic and diluted net loss per share                 $     (.002)                           (.000)

Basic and diluted weighted average
Common shares                                        218,804,745                      218,804,745




EXHIBIT B  LIABILITIES AND OBLIGATIONS

EXHIBIT C  LITIGATION


All lawsuits, whether pending cases or judgments have originated against Seller in China and not in the United States.


1.       PENDING CASE

                  EVERLASTING INTERNATIONAL LTD. V. CHAN MAU TAK (HONG KONG
                  COURT)

                  ZHANJIANG HUAYANG LPG CO. V. KUNMING XINMAO PETROCHEMICAL INDUSTRIAL COMPANY LIMITED

2.       JUDGMENTS

                  CONSTRUCTION BANK HOUSE LOAN SECTION V. KUNMING XINMAO PETROCHEMICAL INDUSTRIAL COMPANY LIMITED

                  AGRICULTURAL BANK PANJIAWAN V. KUNMING XINMAO PETROCHEMICAL INDUSTRIAL COMPANY LIMITED

                  MOBIL OIL HONG KONG V. KUNMING XINMAO PETROCHEMICAL INDUSTRIAL COMPANY LIMITED

                  CHAN MAU TAK V. EVERLASTING INTERNATIONAL LTD.